ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Global Allocation Fund
Supplement dated February 27, 2012,
to the Statement of Additional Information dated December 14, 2011

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

Effective February 27, 2012, the following changes are made to the Statement of Additional Information for the AZL BlackRock Global Allocation Fund (the “Fund”):

The following new section is added immediately before the section “Short Sales Against the Box,” on page 23:

Short Sales. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund is required to deposit similar collateral with the Custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. The Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales “against the box” without being subject to such limitations.

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The second Non-Fundamental Limitation, on page 32, is revised to add the following:

The AZL BlackRock Global Allocation Fund may make short sales of securities or maintain a short position as and to the extent permitted by its Prospectus or this SAI and by applicable law.

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AZLSAI-003-0511